UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450
                                   ---------

                        FRANKLIN TEMPLETON GOBAL TRUST
                        -------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ----------------------------------------------
           (Address of principal executive offices) (Zip code)

        CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                                          APRIL 30, 2007
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                                                  A series of Franklin Templeton
                                                  Global Trust

                  [GRAPHIC OMITTED]

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   SEMIANNUAL REPORT AND SHAREHOLDER LETTER                     INCOME
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                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                        FRANKLIN TEMPLETON
                        HARD CURRENCY FUND            Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o TEMPLETON o MUTUAL SERIES

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Templeton Hard Currency Fund .....................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   16
Notes to Financial Statements .............................................   19
Meeting of Shareholders ...................................................   29
Shareholder Information ...................................................   34

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Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2007, major economies including those of China, Japan and the euro zone remained resilient as U.S. growth moderated. Accelerating global growth and rising global short-term interest rates contributed to weak U.S. currency fundamentals, and many countries' currencies strengthened against the U.S. dollar.

In the enclosed semiannual report for Franklin Templeton Hard Currency Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation

--------------------------------------------------------------------------------

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-------------------------------------------------------
 NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-------------------------------------------------------


                                           Not part of the semiannual report | 1
that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

Semiannual Report

Franklin Templeton
Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for Franklin Templeton Hard Currency Fund covers the period ended April 30, 2007.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a +4.10% cumulative total return for the six months under review. The Fund underperformed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which posted a +7.12% total return for the same period. 1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The Fund outperformed the U.S. dollar, which fell 3.09% relative to its major trading partners during the period. 2 The dollar rose 2.01% versus the Japanese yen and fell 6.48% versus the euro. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Federal Reserve Board (H10 Report). The Federal Reserve Board U.S. Trade Weighted Major Currency Dollar Index is a weighted average of the foreign exchange values of the U.S. dollar against a subset of currencies in the broad index that circulates widely outside the country of issue.

3. Source: Exshare via Compustat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                                           Semiannual Report | 3

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

In spite of moderation in the U.S. domestic growth environment during the six months under review, global economic growth remained resilient. Notably, economic activity accelerated in major economies such as those of China, Japan and the euro zone. Global labor markets were strong, and relatively high resource utilization maintained medium-term pressure on prices. As a result, central banks of most major economies held their short-term interest rates steady or continued to raise them. This backdrop of continued strong global growth and rising short-term interest rates during a period of weak U.S. currency fundamentals supported currency performance against the U.S dollar.

Driven largely by declines in residential investment, U.S. economic growth slowed to below its historical average. U.S. gross domestic product (GDP) grew 1.9% in first quarter 2007 compared with the same quarter of 2006 (year-over-year). On the other hand, spillover from the housing market correction into other sectors of the economy was relatively small. Despite GDP moderation, the Federal Reserve Board (Fed) left rates unchanged over the period at 5.25%, due to persistent inflationary pressures, which in part stemmed from a tight labor market and fading disinflationary impact from import prices. Core personal consumption expenditure (PCE) continued to track above 2% over the period. 4 The trade deficit benefited from lower oil prices relative to the preceding six months; however, regional imbalances persisted, particularly against Asian countries. Large trade and capital imbalances were reflected in the U.S. balance of payments, which recorded a current account deficit of 5.7% of GDP. 5

China's economic growth continued to lead the Asian region, posting an 11.1% year-over-year increase in GDP for first quarter 2007, and remained an important source of growth for other Asian economies. 6 Robust growth in Singapore continued for the third consecutive year, and the country posted 7.9% GDP growth in 2006 as strength in non-electronics manufacturing and financial services sectors offset headwinds from inventory buildup in the U.S. 7 External demand also remained favorable to Japan, where a large trade surplus and higher income earned on investments abroad pushed the current account surplus to 3.9% of GDP. 8 In this environment, corporate sector strength drove economic growth while private consumption spending moderated. However,

4. Source: U.S. Bureau of Economic Analysis. Core PCE comprises the amount individuals spend on goods and services, excluding food and energy.

5. Source: U.S. Bureau of Economic Analysis.

6. Source: National Bureau of Statistics, China.

7. Source: Monetary Authority of Singapore.

8. Source: Ministry of Finance, Japan.


4 | Semiannual Report

Japan's economic growth was higher in 2006 than in recent years and reached 2.2%. 9 Increased utilization of resources such as production capacity and labor supported the gradual move to positive inflation and increased durability of its economic expansion, which is now the longest in postwar history. The Bank of Japan confirmed its economic structural improvement by increasing the interest rate 25 basis points (100 basis points equal one percentage point), the second rate hike since ending the zero interest-rate policy last year.

European economic growth also proved resilient in spite of the U.S. economic slowdown. GDP growth among the euro-zone economies accelerated to 3.3% in fourth quarter 2006 year-over-year. 10 Increasing trade with non-euro European countries as well as Asia provided some cushion to weakening U.S. demand. Reflecting a relative lack of external imbalance, the euro-zone current account deficit was only 0.1% of GDP. 10 Fiscal tightening in Germany implemented at the turn of the year was better absorbed than economists anticipated, as it was supported by the country's rising consumer and business confidence, increasing investment and improved labor markets. In the euro zone, the unemployment rate hit a 7.2% record low in March. 10 While inflation benefited from lower energy prices relative to year-ago levels, the European Central Bank (ECB) expressed concern over the impact of strong monetary growth and labor market tightening on medium-term price stability. The ECB hiked interest rates 50 basis points to 3.75% over the six-month period. Strong employment growth was characteristic of many European economies. Within the Scandinavian countries of Norway and Sweden, not only did economic growth register at a faster pace than in the euro zone, at 4.3% and 4.7% in fourth quarter 2006 year-over-year, but also the pressure on resources was greater as unemployment fell in both countries. 11 With strong economic growth putting pressure on available resources, the central banks raised interest rates 75 basis points in Norway and 50 basis points in Sweden during the period.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

9. Source: Economic and Social Research Institute, Japan.

10. Source: Eurostat.

11. Sources: Central Bank of Norway; Sveriges Riksbank (Bank of Sweden).


                                                           Semiannual Report | 5

ASSET ALLOCATION BY CURRENCY
Based on Total Net Assets as of 4/30/07

Japanese Yen                                                               26.2%
Singapore Dollar                                                           13.6%
Canadian Dollar                                                            13.6%
Swedish Krona                                                              13.2%
Norwegian Krone                                                             6.9%
Polish Zloty                                                                4.2%
Australian Dollar                                                           4.2%
Euro                                                                        4.1%
Malaysian Ringgit                                                           3.5%
South Korean Won                                                            2.8%
Indonesian Rupiah                                                           2.8%
Danish Krone                                                                1.8%
Swiss Franc                                                                 1.8%
U.S. Dollar                                                                 1.3%

MANAGER'S DISCUSSION

During the six months under review, the Fund continued to act as a hedge against U.S. dollar depreciation as the U.S. dollar fell 3.09% relative to its major trading partners. 2 We continued to position the Fund's investments in securities with what we considered were strong macroeconomic fundamentals or attractive currency valuations. Our portfolio positioning, in particular continued exposure to a basket of selected Asian currencies, reflected our view that the U.S. dollar would likely play a role in the unwinding of global imbalances over the medium term. Although the U.S. dollar began to weaken in 2002, U.S. trade imbalances with Asia have not yet shown a significant correction. For example, in the five-year period from February 2002 to February 2007, the bilateral U.S. trade deficit against the Pacific Rim countries widened by 90% to $368 billion on a rolling 12-month basis. 5 In light of the worsening trade imbalance with Asia, we continued to see some vulnerability on the financing side of the U.S. balance of payments, due to the potential sensitivity of capital inflows to the U.S.' economic growth relative to other markets, in particular Asia. More significantly, we focused on longer-term trends such as reserve diversification by major Asian central banks and petroleum producers away from the U.S. dollar.

EUROPE

The largest contributor to performance relative to the benchmark in the reporting period was the Fund's exposure to European currencies. European currencies broadly appreciated against the U.S. dollar, benefiting from the cyclical strength in European economic activity relative to moderating U.S. growth. During the past six months, the euro reached a record high against the U.S. dollar and ended the period at the exchange rate of 1.36 U.S. dollars per euro, and appreciated 6.93% versus the U.S. dollar. 3 Overall, we limited the Fund's direct exposure to the euro, seeking instead to capture the benefit of a rising euro through non-euro European currencies that have high sensitivity to the euro's strength. For example, the Norwegian krone rose 9.98% against the U.S. dollar, the Polish zloty 9.39% and the Swedish krona 7.65%, which benefited the Fund's relative performance. 3 Similar to the Scandinavian economies, the Polish economy also exhibited tightening labor market conditions given strong economic growth of over 6% and job gains amid significant emigration from Poland since the country joined the European Union in 2004. 12 Prospects for wage pressures prompted the National Bank of Poland to raise interest rates, which supported currency performance.

12. Source: National Bank of Poland.


6 | Semiannual Report

ASIA

During the reporting period, the Fund's exposure to Asia aided relative performance despite weakness in the Japanese yen, which was the Fund's largest currency position. The yen underperformed the benchmark index and depreciated 1.97% against the U.S. dollar. 3 We found the Japanese yen's relative value among the G-7 currencies most striking. 13 The yen has lagged other major currencies in the current cycle of U.S. dollar weakening, and reached the weakest level against the euro since the euro's introduction. At the same time, we believe the Japanese economy has reached a structural inflection point. The structural improvement in the Japanese economy is most evident in the upward trend in inflation, which turned positive on a yearly basis in 2006 for the first time since 1998.

Among other Asian currencies, the Thai baht rose 11.69%, the Australian dollar 7.56%, the Malaysian ringgit 6.74% and the Singapore dollar 2.46% against the U.S. dollar for the period. 3 While the Indonesian rupiah and the South Korean won lagged the benchmark index with gains of 0.32% and 1.26%, they outperformed the U.S. dollar. 3 Additionally, the Fund benefited from the significantly higher yield earned on Indonesian Treasury bills relative to developed markets given the country's central bank policy rate ended the reporting period at 9%.

AMERICAS

The Fund's largest currency exposure in the Americas region was to the Canadian dollar, which rose 1.38% against the U.S. dollar and lagged the benchmark index. 3 Although the Canadian dollar exhibited some sensitivity to commodity prices and softer U.S. economic data, currency fundamentals remained intact and Canada's domestic economy's strength continued to be supportive of the currency, in our opinion, over the medium term. For instance, the Canadian unemployment rate reached a 30-year low of 6.1%. 14 Additionally, Canada remained the only G-7 country to run both current account and budget surpluses.

13. The G-7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G-7 includes Canada, France, Germany, Italy, Japan, the U.K and the U.S. It is now known as the G-8, or Group of Eight, after the addition of Russia in 1997.

14. Source: Statistics Canada.


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Michael Hasenstab

                   Michael Hasenstab, Ph.D.
                   Portfolio Manager
                   Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------

Please note that although the Fund's Statement of Investments on page 15 of this report indicates the Fund held 67.90% of its total investments in U.S. dollar-denominated assets as of 4/30/07, its net exposure to the U.S. dollar as of that date was only 1.30%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 7 in the Notes to Financial Statements on page 25 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 4/30/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: ICPHX)                                            CHANGE   4/30/07   10/31/06
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.18     $9.57      $9.39
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
----------------------------------------------------------------------------------------------
Dividend Income                                 $0.1995
----------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: ICHHX)                                      CHANGE   4/30/07   10/31/06
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.18     $9.59      $9.41
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/06-4/30/07)
----------------------------------------------------------------------------------------------
Dividend Income                                 $0.2135
----------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                         6-MONTH            1-YEAR    5-YEAR    10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                         +4.10%            +4.63%   +59.36%    +44.76%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                     +1.72%            +2.25%    +9.28%     +3.54%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,172           $10,225   $15,585    $14,157
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                  +4.98%    +9.61%     +3.13%
-----------------------------------------------------------------------------------------------
   Distribution Rate 5                                    2.96%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                            3.16%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                      1.13%

-----------------------------------------------------------------------------------------------
ADVISOR CLASS                                   6-MONTH            1-YEAR    5-YEAR    10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                         +4.25%            +4.94%   +62.21%    +49.49%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                     +4.25%            +4.94%   +10.16%     +4.10%
-----------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                   $10,425           $10,494   $16,221    $14,949
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                                  +7.85%   +10.53%     +3.68%
-----------------------------------------------------------------------------------------------
   Distribution Rate 5                                    3.30%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                            3.55%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                      0.83%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a higher initial sales charge; thus actual total returns would have been lower.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 11/1/06      VALUE 4/30/07     PERIOD* 11/1/06-4/30/07
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,041.00                $5.67
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.24                $5.61
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,042.50                $4.30
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,020.58                $4.26
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.12% and
Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                     -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2007                      YEAR ENDED OCTOBER 31,
CLASS A                                                 (UNAUDITED)      2006         2005         2004         2003         2002
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $    9.39       $   9.34     $   9.85     $   9.59     $    8.56    $   8.08
                                                     -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.14           0.24         0.15         0.09          0.11        0.09
   Net realized and unrealized gains (losses) ....          0.24           0.47        (0.12)        0.78          1.46        0.63
                                                     -------------------------------------------------------------------------------
Total from investment operations .................          0.38           0.71         0.03         0.87          1.57        0.72
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income and net realized
      foreign currency gains .....................         (0.20)         (0.66)       (0.46)       (0.61)        (0.54)      (0.24)
   Net realized gains ............................            --             --        (0.08)          --            --          --
                                                     -------------------------------------------------------------------------------
Total distributions ..............................         (0.20)         (0.66)       (0.54)       (0.61)        (0.54)      (0.24)
                                                     -------------------------------------------------------------------------------
Redemption fees ..................................            -- d           -- d         -- d         -- d          --          --
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ...................     $    9.57       $   9.39     $   9.34     $   9.85     $    9.59    $   8.56
                                                     ===============================================================================

Total return c ...................................          4.10%          8.06%        0.17%        9.44%        19.05%       9.11%

RATIOS TO AVERAGE NET ASSETS
   Expenses ......................................          1.12% e,f      1.13% e      1.19% e      1.24% e       1.32%       1.50%
   Net investment income .........................          2.97% f        2.58%        1.54%        0.95%         1.19%       1.10%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $ 294,842       $322,449     $190,163     $211,098     $ 143,715    $ 50,622
Portfolio turnover rate ..........................          0.00% g        0.00% g      0.00% g      0.00% g       0.00% g    76.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Annualized.

g See Note 6 regarding investment transactions.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                       ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                          APRIL 30, 2007                    YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                               (UNAUDITED)      2006        2005       2004        2003        2002
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............         $  9.41       $  9.36     $  9.87    $  9.61     $  8.58     $  8.09
                                                       ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........................            0.15          0.27        0.18       0.13        0.14        0.12
   Net realized and unrealized gains (losses) ......            0.24          0.47       (0.12)      0.79        1.46        0.64
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................            0.39          0.74        0.06       0.92        1.60        0.76
                                                       ---------------------------------------------------------------------------
Less distributions from:
   Net investment income and net realized
      foreign currency gains .......................           (0.21)        (0.69)      (0.49)     (0.66)      (0.57)      (0.27)
   Net realized gains ..............................              --            --       (0.08)        --          --          --
                                                       ---------------------------------------------------------------------------
Total distributions ................................           (0.21)        (0.69)      (0.57)     (0.66)      (0.57)      (0.27)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................              -- d          -- d        -- d       -- d        --          --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period .....................         $  9.59       $  9.41     $  9.36    $  9.87     $  9.61     $  8.58
                                                       ===========================================================================

Total return c .....................................            4.25%         8.35%       0.50%      9.89%      19.45%       9.65%

RATIOS TO AVERAGE NET ASSETS
   Expenses ........................................            0.85% e,f     0.83% e     0.83% e    0.84% e     0.92%       1.09%
   Net investment income ...........................            3.24% f       2.88%       1.89%      1.35%       1.59%       1.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................         $43,978       $40,912     $17,532    $22,442     $10,163     $ 1,724
Portfolio turnover rate ............................            0.00% g       0.00% g     0.00% g    0.00% g     0.00% g    76.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Annualized.

g See Note 6 regarding investment transactions.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------
   FRANKLIN TEMPLETON HARD CURRENCY FUND                                    PRINCIPAL AMOUNT b       VALUE
--------------------------------------------------------------------------------------------------------------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 37.4%
 a Canada Treasury Bills, 5/31/07 - 7/26/07 .............................       25,410,000 CAD   $  22,790,235
 a Denmark Treasury Bill, 5/01/07 .......................................       33,650,000 DKK       6,162,891
 a France Treasury Bill, 8/02/07 ........................................        5,165,000 EUR       6,979,228
 a Germany Treasury Bill, 9/12/07 .......................................        5,000,000 EUR       6,726,625
   Government of Singapore, 2.625%, 10/01/07 ............................       31,200,000 SGD      20,569,861
 a Norway Treasury Bills, 6/20/07 - 9/19/07 .............................      120,390,000 NOK      20,024,090
   Queensland Treasury Corp., 07G, 8.00%, 9/14/07 .......................       13,300,000 AUD      11,112,525
 a Sweden Treasury Bills, 6/20/07 - 9/19/07 .............................      220,650,000 SEK      32,580,244
                                                                                                 -------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $121,440,536) ...                          126,945,699
                                                                                                 -------------

   U.S. GOVERNMENT AND AGENCY SECURITIES 73.9%
 a FHLB, 5/01/07 ........................................................       55,511,000          55,511,000
   FNMA, 2.125%, 10/09/07 ...............................................    2,400,000,000 JPY      20,227,836
 a U.S. Treasury Bills, 5/03/07 - 6/07/07 ...............................      175,000,000         174,568,505
                                                                                                 -------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $250,250,420) ......                          250,307,341
                                                                                                 -------------
   TOTAL INVESTMENTS (COST $371,690,956) 111.3% .........................                          377,253,040
   NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.4% ...............                            1,266,849
   OTHER ASSETS, LESS LIABILITIES (11.7)% ...............................                          (39,699,328)
                                                                                                 -------------
   NET ASSETS 100.0% ....................................................                        $ 338,820,561
                                                                                                 =============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association

a The security is traded on a discount basis with no stated coupon rate.

b The principal amount is stated in U.S. dollars unless otherwise indicated.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007 (unaudited)

                                                                                ------------------
                                                                                FRANKLIN TEMPLETON
                                                                                HARD CURRENCY FUND
                                                                                ------------------
Assets:
   Investments in securities:
     Cost ...................................................................   $      371,690,956
                                                                                ==================
     Value ..................................................................   $      377,253,040
   Foreign currency, at value (cost $71,425) ................................               98,596
   Receivables:
     Capital shares sold ....................................................            1,282,935
     Interest ...............................................................              180,236
   Unrealized gain on forward exchange contracts (Note 7) ...................            3,085,414
                                                                                ------------------
       Total assets .........................................................          381,900,221
                                                                                ------------------
Liabilities:
   Payables:
     Investment securities purchased ........................................           39,808,252
     Capital shares redeemed ................................................              949,467
     Affiliates .............................................................              380,045
   Funds advanced by custodian ..............................................               56,829
   Unrealized loss on forward exchange contracts (Note 7) ...................            1,818,565
   Accrued expenses and other liabilities ...................................               66,502
                                                                                ------------------
       Total liabilities ....................................................           43,079,660
                                                                                ------------------
         Net assets, at value ...............................................   $      338,820,561
                                                                                ==================
Net assets consist of:
   Paid-in capital ..........................................................   $      327,786,461
   Undistributed net investment income ......................................            2,889,115
   Net unrealized appreciation (depreciation) ...............................            6,853,413
   Accumulated net realized gain (loss) .....................................            1,291,572
                                                                                ------------------
         Net assets, at value ...............................................   $      338,820,561
                                                                                ==================
CLASS A:
   Net assets, at value .....................................................   $      294,842,399
                                                                                ==================
   Shares outstanding .......................................................           30,808,245
                                                                                ==================
   Net asset value per share a ..............................................   $             9.57
                                                                                ==================
   Maximum offering price per share (net asset per share / 97.75%) ..........   $             9.79
                                                                                ==================
ADVISOR CLASS:
   Net assets, at value .....................................................   $       43,978,162
                                                                                ==================
   Shares outstanding .......................................................            4,586,338
                                                                                ==================
   Net asset value and maximum offering price per share a ...................   $             9.59
                                                                                ==================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2007 (unaudited)

                                                                                ------------------
                                                                                FRANKLIN TEMPLETON
                                                                                HARD CURRENCY FUND
                                                                                ------------------
Investment income:
   Interest .................................................................   $        7,240,654
                                                                                ------------------
Expenses:
   Management fees (Note 3a) ................................................            1,145,090
   Distribution fees (Note 3c)
     Class A ................................................................              416,504
   Transfer agent fees (Note 3e) ............................................              255,484
   Custodian fees (Note 4) ..................................................               17,296
   Reports to shareholders ..................................................               30,379
   Registration and filing fees .............................................               47,014
   Professional fees ........................................................               26,142
   Trustees' fees and expenses ..............................................                4,455
   Other ....................................................................                7,754
                                                                                ------------------
       Total expenses .......................................................            1,950,118
       Expense reductions (Note 4) ..........................................               (2,572)
                                                                                ------------------
       Net expenses .........................................................            1,947,546
                                                                                ------------------
         Net investment income ..............................................            5,293,108
                                                                                ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ............................................................            4,322,910
     Foreign currency transactions ..........................................             (697,382)
                                                                                ------------------
         Net realized gain (loss) ...........................................            3,625,528
                                                                                ------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ............................................................            4,192,128
     Translation of assets and liabilities denominated in foreign
       currencies ...........................................................               24,208
                                                                                ------------------
         Net change in unrealized appreciation (depreciation) ...............            4,216,336
                                                                                ------------------
Net realized and unrealized gain (loss) .....................................            7,841,864
                                                                                ------------------
Net increase (decrease) in net assets resulting from operations .............         $ 13,134,972
                                                                                ==================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             ------------------------------------
                                                                                                      FRANKLIN TEMPLETON
                                                                                                      HARD CURRENCY FUND
                                                                                             ------------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                              APRIL 30, 2007       YEAR ENDED
                                                                                                (UNAUDITED)     OCTOBER 31, 2006
                                                                                             ------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...............................................................   $      5,293,108   $      6,971,320
     Net realized gain (loss) from investments and foreign currency transactions .........          3,625,528          3,362,176
     Net change in unrealized appreciation (depreciation) on investments and translation
       of assets and liabilities denominated in foreign currencies .......................          4,216,336          6,359,721
                                                                                             ------------------------------------
         Net increase (decrease) in net assets resulting from operations .................         13,134,972         16,693,217
                                                                                             ------------------------------------
   Distributions to shareholders from:
     Net investment income and net realized foreign currency gains:
        Class A ..........................................................................         (6,767,844)       (14,112,136)
        Advisor Class ....................................................................           (974,221)        (1,424,716)
                                                                                             ------------------------------------
   Total distributions to shareholders ...................................................         (7,742,065)       (15,536,852)
                                                                                             ------------------------------------

   Capital share transactions: (Note 2)
        Class A ..........................................................................        (32,248,457)       131,071,904
        Advisor Class ....................................................................          2,314,899         23,434,378
                                                                                             ------------------------------------
   Total capital share transactions ......................................................        (29,933,558)       154,506,282
                                                                                             ------------------------------------

   Redemption fees .......................................................................                409              3,868
                                                                                             ------------------------------------
         Net increase (decrease) in net assets ...........................................        (24,540,242)       155,666,515
Net assets:
   Beginning of period ...................................................................        363,360,803        207,694,288
                                                                                             ------------------------------------
   End of period .........................................................................   $    338,820,561   $    363,360,803
                                                                                             ====================================
Undistributed net investment income included in net assets:
   End of period .........................................................................   $      2,889,115   $      5,338,072
                                                                                             ====================================


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (the Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


                                                          Semiannual Report | 19

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


20 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                          Semiannual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2007, there were an unlimited number of shares authorized ($0.01 par value). Effective May 21, 2007, shareholders approved an Amended and Restated Declaration of Trust, which changed the authorized shares from $0.01 par value to no par value. Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------------------
                                              SIX MONTHS ENDED                   YEAR ENDED
                                               APRIL 30, 2007                 OCTOBER 31, 2006
                                       --------------------------------------------------------------
                                          SHARES          AMOUNT          SHARES           AMOUNT
                                       --------------------------------------------------------------
CLASS A SHARES:
   Shares sold ....................      6,772,627   $    63,758,552    24,901,994   $   231,953,286
   Shares issued in reinvestment
     of distributions .............        476,253         4,459,063     1,145,884        10,318,899
   Shares redeemed ................    (10,783,981)     (100,466,072)  (12,063,430)     (111,200,281)
                                       --------------------------------------------------------------
   Net increase (decrease) ........     (3,535,101)  $   (32,248,457)   13,984,448   $   131,071,904
                                       ==============================================================


22 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------------
                                             SIX MONTHS ENDED                YEAR ENDED
                                              APRIL 30, 2007              OCTOBER 31, 2006
                                       --------------------------------------------------------
                                          SHARES        AMOUNT          SHARES         AMOUNT
                                       --------------------------------------------------------
ADVISOR CLASS SHARES:
   Shares sold ....................      1,049,000   $  9,888,736     3,161,411   $ 29,746,375
   Shares issued in reinvestment
     of distributions .............         56,126        526,394        90,400        816,279
   Shares redeemed ................       (867,111)    (8,100,231)     (777,014)    (7,128,276)
                                       --------------------------------------------------------
   Net increase (decrease) ........        238,015   $  2,314,899     2,474,797   $ 23,434,378
                                       ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for Class A, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.45% per year of Class A's average daily net asset for costs incurred in connection with the sale and distribution of Fund's shares. Distributors has set the current rate at 0.30% per year. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charge retained net of commisions paid to
   unaffiliated broker/dealers ...................................    $  31,067
Contingent deferred sales charges retained .......................    $   2,872

E. TRANSFER AGENT FEES

For the period ended April 30, 2007, the Fund paid transfer agent fees of $255,484, of which $106,905 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2013 ......................................................     $  2,143,875
   2014 ......................................................          190,081
                                                                   ------------
                                                                   $  2,333,956
                                                                   ============

At April 30, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................................   $  371,914,543
                                                                 ==============

Unrealized appreciation ......................................        5,527,045
Unrealized depreciation ......................................         (188,548)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $    5,338,497
                                                                 ==============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.


24 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the period ended April 30, 2007.

7. FORWARD EXCHANGE CONTRACTS

At April 30, 2007, the Fund had the following forward exchange contracts outstanding:

----------------------------------------------------------------------------------------------------------
                                                      CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                       AMOUNT         DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      95,200,000   Japanese Yen ..............          850,000      5/01/07    $        --   $   (52,834)
     380,966,250   Japanese Yen ..............        3,450,000      5/07/07             --      (257,222)
      24,287,655   Swedish Krona .............        3,450,000      5/07/07        176,374
     193,917,500   Japanese Yen ..............        1,750,000      5/09/07             --      (124,366)
     199,656,000   Japanese Yen ..............        1,800,000      5/10/07             --      (126,022)
      97,475,000   Japanese Yen ..............          875,000      5/14/07             --       (57,274)
     196,455,000   Japanese Yen ..............        1,750,000      5/16/07             --      (101,453)
       3,500,000   Canadian Dollar ...........        3,142,113      5/17/07         12,983            --
       5,000,000   Singapore Dollar ..........        3,214,401      5/17/07         81,231            --
  11,000,000,000   Indonesian Rupiah .........        1,175,214      5/18/07         32,662            --
      20,000,000   Swedish Krona .............        2,824,859      5/18/07        163,217            --
       2,724,300   Polish Zloty ..............          900,000      5/22/07         82,506            --
       6,357,960   Swedish Krona .............          900,000      5/22/07         50,122            --
     168,570,000   Japanese Yen ..............        1,500,000      5/24/07             --       (83,837)
      56,140,000   Japanese Yen ..............          500,000      5/29/07             --       (28,029)
       3,539,870   Swedish Krona .............          500,000      5/29/07         29,205            --
   2,500,000,000   Indonesian Rupiah .........          265,901      6/01/07          8,195            --
       3,300,000   Canadian Dollar ...........        2,978,071      6/26/07            374            --
       1,620,000   Canadian Dollar ...........        1,463,415      6/27/07             --        (1,225)
     290,000,000   Japanese Yen ..............        2,586,514      6/27/07             --      (139,893)
       3,250,000   Norwegian Krone ...........          504,862      6/27/07         42,116            --
       2,700,000   Singapore Dollar ..........        1,727,668      6/27/07         57,212            --
       1,901,280   Canadian Dollar ...........        1,721,550      6/28/07             --        (5,429)
       6,250,000   Singapore Dollar ..........        3,984,699      7/11/07        151,306            --
     255,000,000   Japanese Yen ..............        2,205,716      7/17/07             --       (48,750)
       7,000,000   Polish Zloty ..............        2,278,794      7/19/07        249,818            --
       5,300,000   Canadian Dollar ...........        4,741,456      7/26/07         46,120            --
         850,000   Singapore Dollar ..........          550,197      7/30/07         13,112            --
         840,000   Polish Zloty ..............          286,006      8/17/07         17,640            --
   1,000,000,000   Korean Won ................        1,068,376      8/20/07          8,589            --
     132,000,000   Thailand Baht .............        3,612,479      8/20/07        196,666            --
      34,216,000   Thailand Baht .............          955,754      9/04/07         32,265            --
       2,930,598   Australian Dollar .........        2,333,635      9/05/07         91,161            --
       2,791,880   Polish Zloty ..............          983,610      9/05/07         26,036            --


                                                          Semiannual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                                      CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                       AMOUNT         DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------------
       4,568,615   Swiss Franc ...............        3,919,539      9/05/07    $        --   $   (96,562)
     700,000,000   Japanese Yen ..............        6,222,775      9/14/07             --      (257,290)
       9,300,000   Norwegian Krone ...........        1,531,747      9/14/07         35,518            --
       4,800,000   Polish Zloty ..............        1,685,571      9/14/07         50,633            --
       5,000,000   Singapore Dollar ..........        3,308,848      9/14/07         15,886            --
       2,750,000   Swiss Franc ...............        2,311,235      9/27/07             --        (6,157)
   2,575,000,000   Korean Won ................        2,792,595      9/27/07             --       (17,013)
       6,900,000   Polish Zloty ..............        2,398,165      9/27/07         98,353            --
       3,500,000   Singapore Dollar ..........        2,306,851      9/27/07         22,678            --
     225,000,000   Japanese Yen ..............        1,966,611     10/09/07             --       (43,093)
   1,150,650,000   Japanese Yen ..............       10,000,000     10/12/07             --      (159,406)
      34,550,000   Malaysian Ringgit .........       10,000,000     10/12/07        177,730            --
       1,800,000   Polish Zloty ..............          606,776     10/16/07         44,766            --
   6,000,000,000   Indonesian Rupiah .........          649,702     10/29/07            755            --
   4,650,000,000   Korean Won ................        4,988,200     10/29/07         27,628            --
     512,800,000   Japanese Yen ..............        4,403,985     11/02/07             --        (6,936)
     700,000,000   Japanese Yen ..............        6,011,680     11/09/07             --        (4,413)
         845,000   Australian Dollar .........          655,720     11/13/07         41,819            --
       6,800,000   Canadian Dollar ...........        5,798,584     11/13/07        360,732            --
     834,892,500   Japanese Yen ..............        7,153,564     11/13/07         14,775            --
       3,861,000   Polish Zloty ..............        1,306,953     11/13/07         91,258            --
      27,820,000   Swedish Krona .............        4,052,558     11/13/07        137,876            --
       8,350,000   Singapore Dollar ..........        5,521,391     11/26/07         59,973            --
      57,000,000   Japanese Yen ..............          497,469     11/27/07             --        (7,244)
  67,360,000,000   Indonesian Rupiah .........        7,302,845     12/03/07             --       (18,036)
       4,402,925   Polish Zloty ..............        1,505,788     12/03/07         89,091            --
     475,000,000   Korean Won ................          506,937     12/05/07          5,787            --
     266,870,000   Japanese Yen ..............        2,350,602      1/04/08             --       (44,838)
     252,650,000   Korean Won ................          270,851      1/04/08          2,017            --
       7,250,000   Norwegian Krone ...........        1,194,202      1/04/08         28,264            --
       2,514,355   Polish Zloty ..............          870,019      1/04/08         41,141            --
       1,822,389   Canadian Dollar ...........        1,601,959      1/11/08         50,683            --
     110,900,000   Japanese Yen ..............          963,008      1/11/08             --        (4,016)
     178,636,250   Japanese Yen ..............        1,553,089      1/15/08             --        (7,607)
     277,687,500   Japanese Yen ..............        2,415,409      1/16/08             --       (12,689)
       1,400,000   Canadian Dollar ...........        1,247,994      1/22/08         21,883            --
     742,401,000   Japanese Yen ..............        6,465,106      1/22/08             --       (36,724)
       6,800,000   Singapore Dollar ..........        4,584,373      1/22/08             --       (21,104)
     185,559,000   Japanese Yen ..............        1,620,037      1/28/08             --       (12,207)
     135,564,000   Japanese Yen ..............        1,181,901      1/31/08             --        (6,897)
       1,991,865   Polish Zloty ..............          726,905      1/31/08             --        (4,879)
      95,200,000   Japanese Yen ..............          825,672      2/04/08             --       (11,430)
       5,671,200   Malaysian Ringgit .........        1,700,000      4/30/08             --       (13,690)


26 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                                      CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                       AMOUNT         DATE          GAIN          LOSS
----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
     132,000,000   Thailand Baht .............        3,888,071      8/20/07    $    78,925   $        --
      34,216,000   Thailand Baht .............        1,006,353      9/04/07         18,333            --
                                                                                --------------------------
      Unrealized gain (loss) on forward exchange contracts .................      3,085,414    (1,818,565)
                                                                                --------------------------
         Net unrealized gain on forward exchange contracts .................                  $ 1,266,849
                                                                                              ===========

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.


                                                          Semiannual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


28 | Semiannual Report

Franklin Templeton Global Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007

FRANKLIN TEMPLETON HARD CURRENCY FUND

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin Templeton Hard Currency Fund's (the "Fund") fundamental investment restrictions (including eight (8) Sub-Proposals); to approve the elimintion of certain of the Fund's fundamental investment restrictions; and to approve the reclassification of certain of the Fund's investment policies as non-fundamental. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), the elimination of certain of the Fund's fundamental investment restrictions and the reclassification of certain of the Fund's investment policies as non-fundamental. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees:

---------------------------------------------------------------------------------------------------------
                                                   % OF        % OF                      % OF       % OF
                                                OUTSTANDING    VOTED                 OUTSTANDING    VOTED
NAME                                 FOR          SHARES      SHARES     WITHHELD       SHARES     SHARES
---------------------------------------------------------------------------------------------------------
Harris J. Ashton ..........    24,408,541.682     58.491%     98.430%  389,397.361      .933%      1.570%
Robert F. Carlson .........    24,411,374.454     58.497%     98.441%  386,564.589      .927%      1.559%
Sam L. Ginn ...............    24,412,345.126     58.500%     98.445%  385,593.917      .924%      1.555%
Edith E. Holiday ..........    24,400,488.495     58.471%     98.397%  397,450.548      .953%      1.603%
Frank W. T. LaHaye ........    24,419,813.668     58.518%     98.475%  378,125.375      .906%      1.525%
Frank A. Olson ............    24,413,216.578     58.502%     98.449%  384,722.465      .922%      1.551%
Larry D. Thompson .........    24,426,180.033     58.533%     98.501%  371,759.010      .891%      1.499%
John B. Wilson ............    24,426,591.717     58.534%     98.503%  371,347.326      .890%      1.497%
Charles B. Johnson ........    24,419,215.531     58.516%     98.473%  378,723.512      .908%      1.527%
Gregory E. Johnson ........    24,433,290.833     58.550%     98.530%  364,648.210      .874%      1.470%


                                                          Semiannual Report | 29

Franklin Templeton Global Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED        SHARES       SHARES
-----------------------------------------------------------------------------------
For ..................................    16,093,683.001      38.566%       64.899%
Against ..............................       326,625.708       0.782%        1.317%
Abstain ..............................       372,332.334       0.893%        1.502%
Broker Non-votes .....................     8,005,298.000      19.183%       32.282%
-----------------------------------------------------------------------------------
TOTAL ................................    24,797,939.043      59.424%      100.000%
-----------------------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,360,213.598      41.601%       68.512%
Against ..............................       688,797.017       1.650%        2.718%
Abstain ..............................       487,750.421       1.169%        1.925%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED        SHARES       SHARES
-----------------------------------------------------------------------------------
For ..................................    17,349,084.958      41.574%       68.468%
Against ..............................       695,184.684       1.666%        2.743%
Abstain ..............................       492,491.394       1.180%        1.944%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------


30 | Semiannual Report

Franklin Templeton Global Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

(c) To amend the Fund's fundamental investment restriction regarding lending:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,308,283.356      41.476%       68.307%
Against ..............................       741,954.233       1.778%        2.928%
Abstain ..............................       486,523.447       1.166%        1.920%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,259,988.763      41.360%       68.116%
Against ..............................       771,906.410       1.850%        3.047%
Abstain ..............................       504,865.863       1.210%        1.992%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,345,856.711      41.566%       68.455%
Against ..............................       698,821.453       1.675%        2.758%
Abstain ..............................       492,082.872       1.179%        1.942%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,323,218.344      41.512%       68.366%
Against ..............................       713,069.004       1.709%        2.814%
Abstain ..............................       500,473.688       1.199%        1.975%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------


                                                          Semiannual Report | 31

Franklin Templeton Global Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,422,934.038      41.751%       68.759%
Against ..............................       599,280.590       1.436%        2.365%
Abstain ..............................       514,546.408       1.233%        2.031%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,515,970.286      41.974%       69.126%
Against ..............................       535,482.112       1.283%        2.113%
Abstain ..............................       485,308.638       1.163%        1.916%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,322,744.175      41.511%       68.364%
Against ..............................       688,473.903       1.650%        2.717%
Abstain ..............................       525,542.958       1.259%        2.074%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------


32 | Semiannual Report

Franklin Templeton Global Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

Proposal 5. To approve the reclassification of certain of the Fund's investment policies as non-fundamental:

-----------------------------------------------------------------------------------
                                                                % OF         % OF
                                                            OUTSTANDING     VOTED
                                           SHARES VOTED       SHARES        SHARES
-----------------------------------------------------------------------------------
For ..................................    17,322,997.753      41.511%       68.365%
Against ..............................       709,820.000       1.701%        2.801%
Abstain ..............................       503,943.283       1.208%        1.989%
Broker Non-votes .....................     6,802,223.000      16.300%       26.845%
-----------------------------------------------------------------------------------
TOTAL ................................    25,338,984.036      60.720%      100.000%
-----------------------------------------------------------------------------------


                                                          Semiannual Report | 33

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Hard Currency Fund ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


34 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, consideration was given to the Fund's performance as set forth in the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2006, as well as for the previous 10 years ended December 31, 2006, in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Lipper report showed the Fund's income return during 2006 was in the second-highest quintile of its performance universe and on an annualized basis was in the highest quintile of such universe for the previous three- and five-year periods and in the second-lowest quintile for the previous ten-year period. The Fund's total return during 2006 placed it in the highest quintile of such universe as shown in the Lipper report and its total return on an annualized basis during the previous three- and five-year periods was also in the second-highest quintile of such universe, and during the previous ten-year period was in the lowest quintile of such universe. The investment objective of this Fund is to provide a hedge against the U.S. dollar and the Fund's prospectus restriction requires it keep the weighted maturity of its investments to less than 120 days, which differs from many of the international funds in its performance universe.


                                                          Semiannual Report | 35

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

In expressing its satisfaction, the Board took into account the Fund's performance in view of such objective and restrictions as set forth in reports furnished at Board meetings throughout the year, as well as its comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group. The Lipper contractual investment management fee analysis considers administrative charges to be part of management fees, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was at the median for its Lipper expense group, and its actual total expenses were below the median of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in


36 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the Fund's investment management agreement provides for a management fee of 0.65% at all asset levels. In considering the need for breakpoints, management expressed the view that such fee schedule is low for this type of fund and anticipates economies of scale that may exist as the Fund grows to a larger size. In support of this position, management pointed out the Fund's favorable fee and expense comparison within its Lipper expense group. The Board accepted management's position but intends to monitor future growth in Fund assets and the appropriateness of adding investment management fee breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 37

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income
Fund New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON        One Franklin Parkway
    INVESTMENTS           San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 S2007 06/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 27, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 27, 2007